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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 13, 2002
                                                 -------------------------------



                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-30422               13-3808483
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


            417 Fifth Avenue, New York, New York                 10016
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         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code            (212) 659-3400
                                                    ----------------------------



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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On May 13, 2002, Predictive Systems, Inc. announced that Rod Dorsey, its Chief Financial Officer, resigned in order to pursue other interests. Berry (Neeraj) Sethi, who was the Company's top financial officer prior to Mr. Dorsey joining the Company in September 1999, agreed to rejoin the Company as acting CFO while a search is conducted for a permanent replacement.

         The complete text of the press release, dated May 13, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.

Item 7.  Exhibits.

         (c)   Exhibits


                   Exhibit
                   Number      Description
                   ------      -----------

                    99.1       Press Release dated as of May 13, 2002.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PREDICTIVE SYSTEMS, INC.


Dated: May 13, 2002

                                               By:  /s/ Andrew Zimmerman
                                                    ----------------------------
                                                    Andrew Zimmerman
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX


             Exhibit Number      Description

                  99.1           Press Release dated as of May 13, 2002.